Docusign Envelope ID: B9DF6B0E-FED9-44FE-8DDC-35749FAA2283

October 3, 2025

State Street Bank and Trust Company

Channel Center

1 Iron Street

Boston, MA 02210

Attention:  Gregory V. Nikiforow

     Re:  Master Custodian and Fund Accounting Agreement

Ladies and Gentlemen:

Reference is made to a Master Custodian and Fund Accounting Agreement dated January 1, 2011, as amended (the “Custodian Agreement”) by and among each registered investment management company party thereto (referred to therein as a “Fund”) and State Street Bank and Trust Company (“State Street”).

In accordance with Section 19.6, the Additional Portfolios provision, of the Custodian Agreement, the undersigned hereby requests that State Street act as Custodian for each separate series of each Fund as listed on Appendix A-1 attached hereto (“Portfolios”) under the terms of the Custodian Agreement. In connection with such request, the undersigned hereby confirms to you, as of the date hereof, its representations and warranties set forth in Section 19.7 of the Custodian Agreement.

Kindly indicate your acceptance of the foregoing by executing two (2) copies of this letter agreement, returning one and retaining one for your records.

Sincerely,

Transamerica Funds
Transamerica Series Trust
Transamerica Collective Trust Funds
Transamerica Asset Allocation Collective Trust Funds
Transamerica Global Allocation Liquidating Trust

By:
Name:	Christopher A. Staples
Title:	Vice President and Chief Investment Officer
Advisory Services

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:
Name:	Gregory V. Nikiforow
Title:	Managing Director and Global
Relationship Manager

Effective Date: October 10, 2025

Docusign Envelope ID: B9DF6B0E-FED9-44FE-8DDC-35749FAA2283

APPENDIX A - 1

As of October 10, 2025

TRANSAMERICA FUNDS

FUND NAME

Transamerica Asset Allocation–Conservative Portfolio

Transamerica Asset Allocation–Growth Portfolio

Transamerica Asset Allocation–Moderate Growth Portfolio

Transamerica Asset Allocation–Moderate Portfolio

Transamerica Asset Allocation Intermediate Horizon

Transamerica Asset Allocation Long Horizon

Transamerica Asset Allocation Short Horizon

Transamerica Balanced II

Transamerica Bond

Transamerica Capital Growth

Transamerica Core Bond

Transamerica Emerging Markets Debt

Transamerica Emerging Markets Equity

Transamerica Energy Infrastructure

Transamerica Floating Rate

Transamerica Government Money Market

Transamerica High Yield Bond

Transamerica High Yield Muni

Transamerica Inflation Opportunities

Transamerica Intermediate Muni

Transamerica International Equity

Transamerica International Focus

Transamerica International Small Cap Value

Transamerica International Stock

Transamerica Large Cap Value

Transamerica Large Core ESG

Transamerica Large Growth

Transamerica Large Value Opportunities

Transamerica Long Credit

Transamerica Mid Cap Growth

Transamerica Mid Cap Value Opportunities

Transamerica Multi-Asset Income

Transamerica Multi-Managed Balanced

Transamerica Short-Term Bond

Transamerica Small Cap Growth

Transamerica Small Cap Value

Transamerica Small/Mid Cap Value

Transamerica Stock Index

Transamerica Strategic Income

Transamerica Sustainable Equity Income

Transamerica UltraShort Bond

Transamerica US Growth

TRANSAMERICA SERIES TRUST

Fund Name

Transamerica 60/40 Allocation VP

Transamerica Aegon Bond VP

Transamerica Aegon Core Bond VP

Transamerica Aegon High Yield Bond VP

Transamerica Aegon Sustainable Equity Income VP

Transamerica Aegon U.S. Government Securities VP

Docusign Envelope ID: B9DF6B0E-FED9-44FE-8DDC-35749FAA2283

Transamerica American Funds Managed Risk VP

Transamerica BlackRock Government Money Market VP

Transamerica BlackRock iShares Active Asset Allocation – Conservative VP

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

Transamerica BlackRock iShares Dynamic Allocation – Balanced VP

Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP

Transamerica BlackRock iShares Edge 40 VP

Transamerica BlackRock iShares Edge 50 VP

Transamerica BlackRock iShares Edge 75 VP

Transamerica BlackRock iShares Edge 100 VP

Transamerica BlackRock iShares Tactical – Balanced VP

Transamerica BlackRock iShares Tactical – Conservative VP

Transamerica BlackRock iShares Tactical – Growth VP

Transamerica BlackRock Real Estate Securities VP

Transamerica BlackRock Tactical Allocation VP

Transamerica Goldman Sachs 70/30 Allocation VP

Transamerica Goldman Sachs Managed Risk – Balanced ETF VP

Transamerica Goldman Sachs Managed Risk – Conservative ETF VP

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

Transamerica Great Lakes Advisors Large Cap Value VP

Transamerica International Focus VP

Transamerica Janus Balanced VP

Transamerica Janus Mid-Cap Growth VP

Transamerica JPMorgan Asset Allocation – Conservative VP

Transamerica JPMorgan Asset Allocation – Growth VP

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

Transamerica JPMorgan Asset Allocation – Moderate VP

Transamerica JPMorgan Enhanced Index VP

Transamerica JPMorgan International Moderate Growth VP

Transamerica JPMorgan Tactical Allocation VP

Transamerica Madison Diversified Income VP

Transamerica Market Participation Strategy VP

Transamerica Morgan Stanley Capital Growth VP

Transamerica Morgan Stanley Global Allocation VP

Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP

Transamerica MSCI EAFE Index VP

Transamerica Multi-Managed Balanced VP

Transamerica PineBridge Inflation Opportunities VP

Transamerica ProFund UltraBear VP

Transamerica S&P 500 Index VP

Transamerica Small/Mid Cap Value VP

Transamerica T. Rowe Price Small Cap VP

Transamerica TSW International Equity VP

Transamerica TSW Mid Cap Value Opportunities VP

Transamerica WMC US Growth VP

TRANSAMERICA COLLECTIVE TRUST FUNDS

Fund Name

Transamerica Core Bond – Collective Trust Fund

Transamerica Government Money Market – Collective Trust Fund

Transamerica High Yield Bond – Collective Trust Fund

Docusign Envelope ID: B9DF6B0E-FED9-44FE-8DDC-35749FAA2283

Transamerica International Equity – Collective Trust Fund

Transamerica Large Core ESG – Collective Trust Fund

Transamerica Large Value Opportunities – Collective Trust Fund

Transamerica Mid Cap Growth – Collective Trust Fund

Transamerica Mid Cap Value Opportunities – Collective Trust Fund

Transamerica Short-Term Bond – Collective Trust Fund

Transamerica Stock Index Fund – Collective Trust Fund

TRANSAMERICA ASSET ALLOCATION COLLECTIVE TRUST FUNDS

Fund Name

Transamerica Asset Allocation – Short Horizon – Collective Trust Fund

Transamerica Asset Allocation – Short/Intermediate Horizon – Collective Trust Fund

Transamerica Asset Allocation – Intermediate Horizon – Collective Trust Fund

Transamerica Asset Allocation – Intermediate/Long Horizon – Collective Trust Fund

Transamerica Asset Allocation – Long Horizon – Collective Trust Fund

Transamerica Balanced ESG – Collective Trust Fund

 TRANSAMERICA GLOBAL ALLOCATION LIQUIDATING TRUST